UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05719

BNY Mellon Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through December 31, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2022, BNY Mellon Stock Index Fund, Inc.’s (the “fund”) Initial Shares produced a total return of −18.31%, and its Service Shares produced a total return of −18.52%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of −18.10% for the same period.2,3

Equities lost ground during the reporting period under pressure from sharply increasing inflation, monetary tightening measures undertaken by the U.S. Federal Reserve (the “Fed”) and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index. The fund may also use stock index futures contracts, whose performance is tied to the Index, or invest in exchange-traded funds, typically when the fund’s available cash balances cannot otherwise be efficiently or effectively invested directly.

A Challenging Environment Undermines Most Equities

The start of 2022 was the most challenging period faced by equity investors since the outbreak of the COVID-19 pandemic. While Russia’s invasion of Ukraine at the end of February was a defining geopolitical and economic event and an obvious catalyst for equity market weakness, equity indices had already come under considerable pressure. The proximate cause was tightening U.S. monetary policy, as the Fed, addressing inflationary pressures, signaled that U.S. interest-rate increases would come earlier and potentially be more aggressive than previously indicated, a course of action that pressured higher-multiple equities. Inflation rose even faster than expected as commodity prices surged in the wake of the invasion of Ukraine, necessitating an even more hawkish approach by the Fed. As the pace of interest-rate increases accelerated in the late spring and summer, equities experienced extensive derating, with higher growth shares once again proving most vulnerable.

The investment environment remained volatile in the second half of the year, although many equity indices registered mild gains for the six months, with the Index rising 2.31%. Stock markets started the third quarter of 2022 on a firmer footing in response to better-than-expected corporate earnings and a less hawkish tone from the Fed during the announcement of a 0.75% increase in U.S. interest rates in July. However, subsequent Fed statements dashed investor’s hopes that a dovish policy pivot might soon materialize, driving stock markets lower again. Risk assets rose in October and November on encouraging signs of moderating inflationary pressures. Nevertheless, the Fed’s rhetoric and actions remained steadfastly hawkish, and stocks dipped again in December as the prospect of a possible recession loomed on the horizon.

Most Sectors Decline Under Pressure

In response to inflationary pressures and growing uncertainty regarding economic prospects, most industry sectors declined along with the overall market. Communication services companies led the Index lower, primarily due to sharp declines in previously richly valued advertising and technology-oriented names, such as Meta Platforms Inc. and Alphabet Inc., the parent company of Google. Consumer discretionary stocks were hurt by concerns regarding consumer spending ahead of a possible recession, and by inventory pressures felt by retailers. Information technology declined with the market’s pivot away from growth-oriented companies. The real estate sector proved weak as cracks started to show from the housing market slowdown.

Conversely, the energy sector generated strongly positive returns, rising by 65.71% in the Index. Energy companies benefited from oil and gas prices that remained at historically high levels, even after declines from their mid-year highs. Oil, gas & fuel producers provided the strongest gains, followed by energy equipment & services providers. Utilities, a traditionally defensive, value-oriented sector, was the next-strongest performer, returning just 1.57%. No other sector in the Index provided positive returns. Those declining the least included consumer staples (−0.62%) and health care (−1.95%).

Easing Pressures with Potential Upside

As of December 31, 2022, we see signs that inflationary pressures are beginning to moderate as the inflation curve begins to bend in response to the Fed’s hawkish policies. Supply chains are beginning to heal as well. The economic cost of the current cycle remains restrained thus far, with the job market remaining unexpectedly resilient and corporate profits still generally strong, aside from pockets of weakness in areas such as home builders. However, we may see wider indications of softness in corporate earnings as the impacts of still-rising interest rates filter through the economy. With additional rate increases expected in 2023, the question remains open as to whether the Fed will succeed in engineering a so-called “soft landing,” in which inflation declines nearer the central bank’s 2% target rate, and monetary policy can be eased with minimal economic dislocation or lasting damage to growth. If a soft landing is achieved, we believe equities in areas that have seen significant valuation compression—particularly among

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

information technology and communication services companies that have right-sized their workforce—may prove well positioned to outperform.

January 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Stock Index Fund, Inc. made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. on 12/31/12 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2022
	1 Year	5 Years	10 Years
Initial shares	-18.31%	9.14%	12.28%
Service shares	-18.52%	8.87%	12.00%
S&P 500® Index	-18.10%	9.42%	12.55%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Stock Index Fund, Inc. from July 1, 2022 to December 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2022

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.38	$2.65
Ending value (after expenses)	$1,021.80	$1,020.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2022

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.38	$2.65
Ending value (after expenses)	$1,023.84	$1,022.58
†

Expenses are equal to the fund’s annualized expense ratio of .27% for Initial Shares and .52% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2022

Description	Shares		Value ($)
Common Stocks - 98.9%
Automobiles & Components - 1.4%
Aptiv PLC	21,581	[a]	2,009,839
BorgWarner Inc.	18,391		740,238
Ford Motor Co.	310,212		3,607,766
General Motors Co.	114,326		3,845,927
Tesla Inc.	214,290	[a]	26,396,242
			36,600,012
Banks - 3.8%
Bank of America Corp.	557,369		18,460,061
Citigroup Inc.	155,187		7,019,108
Citizens Financial Group Inc.	39,097		1,539,249
Comerica Inc.	10,329		690,494
Fifth Third Bancorp	54,587		1,790,999
First Republic Bank	14,045		1,711,945
Huntington Bancshares Inc.	116,976		1,649,362
JPMorgan Chase & Co.	233,909		31,367,197
KeyCorp	75,308		1,311,865
M&T Bank Corp.	13,988		2,029,099
Regions Financial Corp.	74,250		1,600,830
Signature Bank	4,664		537,386
SVB Financial Group	4,680	[a]	1,077,055
The PNC Financial Services Group Inc.	32,278		5,097,987
Truist Financial Corp.	103,959		4,473,356
U.S. Bancorp	106,085		4,626,367
Wells Fargo & Co.	303,833		12,545,265
Zions Bancorp NA	11,973		588,593
			98,116,218
Capital Goods - 6.0%
3M Co.	43,592		5,227,553
A.O. Smith Corp.	10,188		583,161
Allegion PLC	7,226		760,609
AMETEK Inc.	18,397		2,570,429
Carrier Global Corp.	66,542		2,744,857
Caterpillar Inc.	41,411		9,920,419
Cummins Inc.	11,127		2,695,961
Deere & Co.	21,857		9,371,407
Dover Corp.	11,287		1,528,373
Eaton Corp.	31,251		4,904,844
Emerson Electric Co.	46,695		4,485,522
Fastenal Co.	45,743		2,164,559
Fortive Corp.	27,856		1,789,748
Generac Holdings Inc.	4,979	[a]	501,186

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Capital Goods - 6.0% (continued)
General Dynamics Corp.	18,050		4,478,385
General Electric Co.	86,478		7,245,992
Honeywell International Inc.	53,536		11,472,765
Howmet Aerospace Inc.	29,754		1,172,605
Huntington Ingalls Industries Inc.	2,994		690,656
IDEX Corp.	6,013		1,372,948
Illinois Tool Works Inc.	22,495		4,955,648
Ingersoll Rand Inc.	31,994		1,671,686
Johnson Controls International PLC	55,648		3,561,472
L3Harris Technologies Inc.	15,459		3,218,718
Lockheed Martin Corp.	18,556		9,027,308
Masco Corp.	19,228		897,371
Nordson Corp.	4,272		1,015,540
Northrop Grumman Corp.	11,537		6,294,703
Otis Worldwide Corp.	33,854		2,651,107
PACCAR Inc.	27,618		2,733,353
Parker-Hannifin Corp.	10,294		2,995,554
Pentair PLC	12,767		574,260
Quanta Services Inc.	11,493		1,637,752
Raytheon Technologies Corp.	117,854		11,893,826
Rockwell Automation Inc.	9,242		2,380,462
Snap-on Inc.	4,202		960,115
Stanley Black & Decker Inc.	11,507		864,406
Textron Inc.	17,186		1,216,769
The Boeing Company	44,319	[a]	8,442,326
Trane Technologies PLC	18,018		3,028,646
TransDigm Group Inc.	4,169		2,625,011
United Rentals Inc.	5,714	[a]	2,030,870
W.W. Grainger Inc.	3,578		1,990,262
Westinghouse Air Brake Technologies Corp.	14,442		1,441,456
Xylem Inc.	14,801		1,636,547
			155,427,147
Commercial & Professional Services - .9%
Cintas Corp.	6,979		3,151,856
Copart Inc.	33,256	[a]	2,024,958
CoStar Group Inc.	32,688	[a]	2,526,129
Equifax Inc.	9,697		1,884,709
Jacobs Solutions Inc.	10,662		1,280,186
Leidos Holdings Inc.	10,745		1,130,267
Republic Services Inc.	16,125		2,079,964
Robert Half International Inc.	9,037		667,202
Rollins Inc.	17,604		643,250

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Commercial & Professional Services - .9% (continued)
Verisk Analytics Inc.	12,600		2,222,892
Waste Management Inc.	29,837		4,680,829
			22,292,242
Consumer Durables & Apparel - .9%
D.R. Horton Inc.	24,813		2,211,831
Garmin Ltd.	11,939		1,101,850
Hasbro Inc.	10,374		632,918
Lennar Corp., Cl. A	20,069		1,816,244
Mohawk Industries Inc.	4,187	[a]	427,995
Newell Brands Inc.	28,859		377,476
NIKE Inc., Cl. B	100,648		11,776,822
NVR Inc.	252	[a]	1,162,370
PulteGroup Inc.	17,126		779,747
Ralph Lauren Corp.	3,442		363,716
Tapestry Inc.	19,385		738,181
VF Corp.	25,670		708,749
Whirlpool Corp.	4,863		687,920
			22,785,819
Consumer Services - 2.0%
Booking Holdings Inc.	3,100	[a]	6,247,368
Caesars Entertainment Inc.	17,331	[a]	720,970
Carnival Corp.	81,847	[a]	659,687
Chipotle Mexican Grill Inc.	2,243	[a]	3,112,140
Darden Restaurants Inc.	10,193		1,409,998
Domino's Pizza Inc.	2,875		995,900
Expedia Group Inc.	11,873	[a]	1,040,075
Hilton Worldwide Holdings Inc.	21,537		2,721,415
Las Vegas Sands Corp.	26,347	[a]	1,266,500
Marriott International Inc., Cl. A	21,724		3,234,486
McDonald's Corp.	58,256		15,352,204
MGM Resorts International	26,005		871,948
Norwegian Cruise Line Holdings Ltd.	29,064	[a]	355,743
Royal Caribbean Cruises Ltd.	17,591	[a,b]	869,523
Starbucks Corp.	90,827		9,010,038
Wynn Resorts Ltd.	8,181	[a,b]	674,687
Yum! Brands Inc.	22,840		2,925,347
			51,468,029
Diversified Financials - 5.3%
American Express Co.	47,843		7,068,803
Ameriprise Financial Inc.	8,551		2,662,525
Berkshire Hathaway Inc., Cl. B	143,560	[a]	44,345,684
BlackRock Inc.	11,999		8,502,851
Capital One Financial Corp.	30,093		2,797,445

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Diversified Financials - 5.3% (continued)
Cboe Global Markets Inc.	8,239		1,033,747
CME Group Inc.	28,248		4,750,184
Discover Financial Services	22,203		2,172,119
FactSet Research Systems Inc.	3,001		1,204,031
Franklin Resources Inc.	23,496	[b]	619,824
Intercontinental Exchange Inc.	44,250		4,539,607
Invesco Ltd.	35,223		633,662
MarketAxess Holdings Inc.	2,943		820,773
Moody's Corp.	12,522		3,488,880
Morgan Stanley	105,360		8,957,707
MSCI Inc.	6,414		2,983,600
Nasdaq Inc.	27,432		1,682,953
Northern Trust Corp.	16,354		1,447,165
Raymond James Financial Inc.	15,597		1,666,539
S&P Global Inc.	26,786		8,971,703
State Street Corp.	29,127		2,259,381
Synchrony Financial	36,049		1,184,570
T. Rowe Price Group Inc.	17,597		1,919,129
The Bank of New York Mellon Corp.	59,018		2,686,499
The Charles Schwab Corp.	121,477		10,114,175
The Goldman Sachs Group Inc.	26,961		9,257,868
			137,771,424
Energy - 5.2%
APA Corp.	26,874		1,254,478
Baker Hughes Co.	81,226		2,398,604
Chevron Corp.	141,937		25,476,272
ConocoPhillips	99,627		11,755,986
Coterra Energy Inc.	64,036		1,573,365
Devon Energy Corp.	51,723		3,181,482
Diamondback Energy Inc.	13,953		1,908,491
EOG Resources Inc.	46,599		6,035,502
EQT Corp.	29,308		991,490
Exxon Mobil Corp.	328,407		36,223,292
Halliburton Co.	72,120		2,837,922
Hess Corp.	21,956		3,113,800
Kinder Morgan Inc.	155,081		2,803,864
Marathon Oil Corp.	51,310		1,388,962
Marathon Petroleum Corp.	37,310		4,342,511
Occidental Petroleum Corp.	57,978		3,652,034
ONEOK Inc.	35,093		2,305,610
Phillips 66	37,900		3,944,632
Pioneer Natural Resources Co.	18,870		4,309,719
Schlumberger Ltd.	111,531		5,962,447

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Energy - 5.2% (continued)
Targa Resources Corp.	18,543		1,362,910
The Williams Companies	96,700		3,181,430
Valero Energy Corp.	30,756		3,901,706
			133,906,509
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	35,168		16,054,192
Sysco Corp.	40,800		3,119,160
The Kroger Company	51,786		2,308,620
Walgreens Boots Alliance Inc.	57,222		2,137,814
Walmart Inc.	112,723		15,982,994
			39,602,780
Food, Beverage & Tobacco - 3.9%
Altria Group Inc.	143,910		6,578,126
Archer-Daniels-Midland Co.	44,535		4,135,075
Brown-Forman Corp., Cl. B	14,193		932,196
Campbell Soup Co.	15,344		870,772
Conagra Brands Inc.	37,016		1,432,519
Constellation Brands Inc., Cl. A	12,941		2,999,077
General Mills Inc.	47,384		3,973,148
Hormel Foods Corp.	21,836		994,630
Kellogg Co.	20,917		1,490,127
Keurig Dr. Pepper Inc.	65,818		2,347,070
Lamb Weston Holdings Inc.	11,136		995,113
McCormick & Co.	19,484		1,615,029
Molson Coors Beverage Co., Cl. B	16,331		841,373
Mondelez International Inc., Cl. A	109,888		7,324,035
Monster Beverage Corp.	30,467	[a]	3,093,315
PepsiCo Inc.	109,813		19,838,817
Philip Morris International Inc.	122,872		12,435,875
The Coca-Cola Company	310,572		19,755,485
The Hershey Company	11,465		2,654,950
The J.M. Smucker Company	8,924		1,414,097
The Kraft Heinz Company	62,673		2,551,418
Tyson Foods Inc., Cl. A	23,225		1,445,756
			99,718,003
Health Care Equipment & Services - 6.4%
Abbott Laboratories	139,284		15,291,990
Align Technology Inc.	5,705	[a]	1,203,185
AmerisourceBergen Corp.	12,766		2,115,454
Baxter International Inc.	39,855		2,031,409
Becton Dickinson and Co.	22,547		5,733,702
Boston Scientific Corp.	113,443	[a]	5,249,008
Cardinal Health Inc.	21,075		1,620,035

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Health Care Equipment & Services - 6.4% (continued)
Centene Corp.	45,513	[a]	3,732,521
Cigna Corp.	24,318		8,057,526
CVS Health Corp.	104,761		9,762,678
DaVita Inc.	4,538	[a]	338,852
Dentsply Sirona Inc.	17,770		565,797
DexCom Inc.	30,888	[a]	3,497,757
Edwards Lifesciences Corp.	49,012	[a]	3,656,785
Elevance Health Inc.	19,095		9,795,162
HCA Healthcare Inc.	17,095		4,102,116
Henry Schein Inc.	11,338	[a]	905,566
Hologic Inc.	19,767	[a]	1,478,769
Humana Inc.	10,044		5,144,436
IDEXX Laboratories Inc.	6,627	[a]	2,703,551
Intuitive Surgical Inc.	28,110	[a]	7,458,988
Laboratory Corp. of America Holdings	7,100		1,671,908
McKesson Corp.	11,290		4,235,105
Medtronic PLC	106,013		8,239,330
Molina Healthcare Inc.	4,612	[a]	1,522,975
Quest Diagnostics Inc.	9,528		1,490,560
ResMed Inc.	11,586		2,411,394
Steris PLC	7,849		1,449,632
Stryker Corp.	26,894		6,575,314
Teleflex Inc.	3,699		923,381
The Cooper Companies	4,022		1,329,955
UnitedHealth Group Inc.	74,519		39,508,483
Universal Health Services Inc., Cl. B	5,136		723,611
Zimmer Biomet Holdings Inc.	16,480		2,101,200
			166,628,135
Household & Personal Products - 1.7%
Church & Dwight Co.	18,782		1,514,017
Colgate-Palmolive Co.	66,197		5,215,662
Kimberly-Clark Corp.	26,812		3,639,729
The Clorox Company	9,600		1,347,168
The Estee Lauder Companies, Cl. A	18,571		4,607,651
The Procter & Gamble Company	189,432		28,710,314
			45,034,541
Insurance - 2.4%
Aflac Inc.	45,988		3,308,377
American International Group Inc.	59,642		3,771,760
Aon PLC, Cl. A	16,564		4,971,519
Arch Capital Group Ltd.	29,305	[a]	1,839,768
Arthur J. Gallagher & Co.	17,119		3,227,616
Assurant Inc.	4,482		560,519

Description	Shares	Value ($)
Common Stocks - 98.9% (continued)
Insurance - 2.4% (continued)
Brown & Brown Inc.	18,041	1,027,796
Chubb Ltd.	33,068	7,294,801
Cincinnati Financial Corp.	12,484	1,278,237
Everest Re Group Ltd.	3,053	1,011,367
Globe Life Inc.	7,089	854,579
Lincoln National Corp.	12,499	383,969
Loews Corp.	15,461	901,840
Marsh & McLennan Cos.	39,768	6,580,809
MetLife Inc.	53,528	3,873,821
Principal Financial Group Inc.	18,246	1,531,204
Prudential Financial Inc.	29,775	2,961,421
The Allstate Corp.	21,334	2,892,890
The Hartford Financial Services Group Inc.	25,597	1,941,021
The Progressive Corp.	46,363	6,013,745
The Travelers Companies	18,554	3,478,689
W.R. Berkley Corp.	16,544	1,200,598
Willis Towers Watson PLC	8,856	2,166,000
		63,072,346
Materials - 2.7%
Air Products & Chemicals Inc.	17,607	5,427,534
Albemarle Corp.	9,210	1,997,281
Amcor PLC	118,442	1,410,644
Avery Dennison Corp.	6,467	1,170,527
Ball Corp.	25,815	1,320,179
Celanese Corp.	7,745	791,849
CF Industries Holdings Inc.	15,757	1,342,496
Corteva Inc.	56,393	3,314,781
Dow Inc.	56,171	2,830,457
DuPont de Nemours Inc.	40,549	2,782,878
Eastman Chemical Co.	10,190	829,874
Ecolab Inc.	19,679	2,864,475
FMC Corp.	9,951	1,241,885
Freeport-McMoRan Inc.	114,863	4,364,794
International Flavors & Fragrances Inc.	19,819	2,077,824
International Paper Co.	27,725	960,117
Linde PLC	39,588	12,912,814
LyondellBasell Industries NV, Cl. A	19,738	1,638,846
Martin Marietta Materials Inc.	4,900	1,656,053
Newmont Corp.	63,765	3,009,708
Nucor Corp.	20,117	2,651,622
Packaging Corp. of America	7,501	959,453
PPG Industries Inc.	18,905	2,377,115

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Materials - 2.7% (continued)
Sealed Air Corp.	12,393		618,163
Steel Dynamics Inc.	12,042		1,176,503
The Mosaic Company	28,462		1,248,628
The Sherwin-Williams Company	19,002		4,509,745
Vulcan Materials Co.	10,188		1,784,021
WestRock Co.	20,638		725,632
			69,995,898
Media & Entertainment - 6.0%
Activision Blizzard Inc.	56,519		4,326,529
Alphabet Inc., Cl. A	476,052	[a]	42,002,068
Alphabet Inc., Cl. C	422,449	[a]	37,483,900
Charter Communications Inc., Cl. A	8,618	[a]	2,922,364
Comcast Corp., Cl. A	345,328		12,076,120
DISH Network Corp., Cl. A	19,954	[a]	280,154
Electronic Arts Inc.	20,948		2,559,427
Fox Corp., Cl. A	24,354		739,631
Fox Corp., Cl. B	10,639		302,680
Live Nation Entertainment Inc.	10,512	[a]	733,107
Match Group Inc.	22,232	[a]	922,406
Meta Platforms Inc., Cl. A	179,369	[a]	21,585,265
Netflix Inc.	35,501	[a]	10,468,535
News Corporation, Cl. A	29,712		540,758
News Corporation, Cl. B	9,399	[b]	173,318
Omnicom Group Inc.	16,422		1,339,543
Paramount Global, Cl. B	40,076	[b]	676,483
Take-Two Interactive Software Inc.	12,743	[a]	1,326,929
The Interpublic Group of Companies	30,460		1,014,623
The Walt Disney Company	145,631	[a]	12,652,421
Warner Bros Discovery Inc.	176,015	[a]	1,668,622
			155,794,883
Pharmaceuticals Biotechnology & Life Sciences - 9.2%
AbbVie Inc.	141,108		22,804,464
Agilent Technologies Inc.	23,563		3,526,203
Amgen Inc.	42,597		11,187,676
Biogen Inc.	11,469	[a]	3,175,995
Bio-Rad Laboratories Inc., Cl. A	1,669	[a]	701,798
Bio-Techne Corp.	11,768		975,332
Bristol-Myers Squibb Co.	169,567		12,200,346
Catalent Inc.	14,373	[a]	646,929
Charles River Laboratories International Inc.	3,935	[a]	857,437
Danaher Corp.	52,102		13,828,913
Eli Lilly & Co.	62,921		23,019,019

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.2% (continued)
Gilead Sciences Inc.	100,009		8,585,773
Illumina Inc.	12,423	[a]	2,511,931
Incyte Corp.	14,448	[a]	1,160,463
IQVIA Holdings Inc.	14,925	[a]	3,057,983
Johnson & Johnson	208,726		36,871,448
Merck & Co.	202,244		22,438,972
Mettler-Toledo International Inc.	1,781	[a]	2,574,346
Moderna Inc.	26,374	[a]	4,737,298
Organon & Co.	21,753		607,561
PerkinElmer Inc.	10,155		1,423,934
Pfizer Inc.	447,820		22,946,297
Regeneron Pharmaceuticals Inc.	8,574	[a]	6,186,055
Thermo Fisher Scientific Inc.	31,354		17,266,334
Vertex Pharmaceuticals Inc.	20,394	[a]	5,889,379
Viatris Inc.	94,185		1,048,279
Waters Corp.	4,920	[a]	1,685,494
West Pharmaceutical Services Inc.	5,883		1,384,564
Zoetis Inc.	37,265		5,461,186
			238,761,409
Real Estate - 2.7%
Alexandria Real Estate Equities Inc.	11,683	[c]	1,701,863
American Tower Corp.	37,201	[c]	7,881,404
AvalonBay Communities Inc.	11,111	[c]	1,794,649
Boston Properties Inc.	11,053	[c]	746,962
Camden Property Trust	8,017	[c]	896,942
CBRE Group Inc., Cl. A	25,846	[a]	1,989,108
Crown Castle Inc.	34,890	[c]	4,732,480
Digital Realty Trust Inc.	23,300	[c]	2,336,291
Equinix Inc.	7,383	[c]	4,836,086
Equity Residential	27,097	[c]	1,598,723
Essex Property Trust Inc.	4,951	[c]	1,049,216
Extra Space Storage Inc.	10,548	[c]	1,552,455
Federal Realty Investment Trust	5,635	[c]	569,360
Healthpeak Properties Inc.	43,938	[c]	1,101,526
Host Hotels & Resorts Inc.	55,140	[c]	884,997
Invitation Homes Inc.	45,273	[c]	1,341,892
Iron Mountain Inc.	23,793	[c]	1,186,081
Kimco Realty Corp.	51,034	[c]	1,080,900
Mid-America Apartment Communities Inc.	9,135	[c]	1,434,104
Prologis Inc.	73,711	[c]	8,309,441
Public Storage	12,633	[c]	3,539,640

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Real Estate - 2.7% (continued)
Realty Income Corp.	50,270	[c]	3,188,626
Regency Centers Corp.	12,679	[c]	792,438
SBA Communications Corp.	8,459	[c]	2,371,142
Simon Property Group Inc.	26,230	[c]	3,081,500
UDR Inc.	23,607	[c]	914,299
Ventas Inc.	32,563	[c]	1,466,963
VICI Properties Inc.	79,155	[b,c]	2,564,622
Vornado Realty Trust	13,611	[b,c]	283,245
Welltower Inc.	37,816	[c]	2,478,839
Weyerhaeuser Co.	59,001	[c]	1,829,031
			69,534,825
Retailing - 5.4%
Advance Auto Parts Inc.	4,966		730,151
Amazon.com Inc.	708,184	[a]	59,487,456
AutoZone Inc.	1,526	[a]	3,763,391
Bath & Body Works Inc.	17,962		756,919
Best Buy Co.	15,469		1,240,768
CarMax Inc.	12,714	[a]	774,155
Dollar General Corp.	17,728		4,365,520
Dollar Tree Inc.	16,697	[a]	2,361,624
eBay Inc.	43,702		1,812,322
Etsy Inc.	10,149	[a]	1,215,647
Genuine Parts Co.	11,238		1,949,905
LKQ Corp.	19,977		1,066,972
Lowe's Cos.	49,629		9,888,082
O'Reilly Automotive Inc.	4,977	[a]	4,200,737
Pool Corp.	3,056		923,920
Ross Stores Inc.	27,617		3,205,505
Target Corp.	36,481		5,437,128
The Home Depot Inc.	81,738		25,817,765
The TJX Companies	92,009		7,323,916
Tractor Supply Co.	9,012		2,027,430
Ulta Beauty Inc.	4,157	[a]	1,949,924
			140,299,237
Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices Inc.	129,158	[a]	8,365,564
Analog Devices Inc.	41,484		6,804,621
Applied Materials Inc.	68,838		6,703,444
Broadcom Inc.	32,261		18,038,093
Enphase Energy Inc.	10,709	[a]	2,837,457
First Solar Inc.	7,920	[a]	1,186,337
Intel Corp.	328,777		8,689,576
KLA Corp.	11,172		4,212,179

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Semiconductors & Semiconductor Equipment - 5.0% (continued)
Lam Research Corp.	10,842		4,556,893
Microchip Technology Inc.	43,700		3,069,925
Micron Technology Inc.	86,319		4,314,224
Monolithic Power Systems Inc.	3,494		1,235,513
NVIDIA Corp.	198,821		29,055,701
NXP Semiconductors NV	20,702		3,271,537
ON Semiconductor Corp.	33,711	[a]	2,102,555
Qorvo Inc.	8,661	[a]	785,033
Qualcomm Inc.	88,991		9,783,671
Skyworks Solutions Inc.	13,030		1,187,424
SolarEdge Technologies Inc.	4,400	[a]	1,246,388
Teradyne Inc.	12,995		1,135,113
Texas Instruments Inc.	72,201		11,929,049
			130,510,297
Software & Services - 12.7%
Accenture PLC, Cl. A	50,179		13,389,764
Adobe Inc.	37,245	[a]	12,534,060
Akamai Technologies Inc.	12,149	[a]	1,024,161
Ansys Inc.	6,789	[a]	1,640,155
Autodesk Inc.	17,217	[a]	3,217,341
Automatic Data Processing Inc.	33,159		7,920,359
Broadridge Financial Solutions Inc.	9,084		1,218,437
Cadence Design Systems Inc.	22,088	[a]	3,548,216
Ceridian HCM Holding Inc.	12,225	[a]	784,234
Cognizant Technology Solutions Corp., Cl. A	40,842		2,335,754
DXC Technology Co.	17,969	[a]	476,179
EPAM Systems Inc.	4,511	[a]	1,478,435
Fidelity National Information Services Inc.	47,955		3,253,747
Fiserv Inc.	50,742	[a]	5,128,494
FLEETCOR Technologies Inc.	6,131	[a]	1,126,142
Fortinet Inc.	52,023	[a]	2,543,404
Gartner Inc.	6,480	[a]	2,178,187
Gen Digital Inc.	45,004		964,436
Global Payments Inc.	22,054		2,190,403
International Business Machines Corp.	71,924		10,133,372
Intuit Inc.	22,615		8,802,210
Jack Henry & Associates Inc.	6,029		1,058,451
Mastercard Inc., Cl. A	67,790		23,572,617
Microsoft Corp.	594,649		142,608,723
Oracle Corp.	122,593		10,020,752
Paychex Inc.	25,534		2,950,709

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Software & Services - 12.7% (continued)
Paycom Software Inc.	3,782	[a]	1,173,592
PayPal Holdings Inc.	91,123	[a]	6,489,780
PTC Inc.	7,994	[a]	959,600
Roper Technologies Inc.	8,412		3,634,741
Salesforce Inc.	80,029	[a]	10,611,045
ServiceNow Inc.	16,072	[a]	6,240,275
Synopsys Inc.	12,137	[a]	3,875,223
Tyler Technologies Inc.	3,209	[a]	1,034,614
Verisign Inc.	7,661	[a]	1,573,876
Visa Inc., Cl. A	130,315	[b]	27,074,244
			328,765,732
Technology Hardware & Equipment - 7.7%
Amphenol Corp., Cl. A	47,734		3,634,467
Apple Inc.	1,192,327		154,919,047
Arista Networks Inc.	19,430	[a]	2,357,830
CDW Corp.	10,689		1,908,842
Cisco Systems Inc.	328,195		15,635,210
Corning Inc.	61,150		1,953,131
F5 Inc.	4,423	[a]	634,745
Hewlett Packard Enterprise Co.	106,636		1,701,911
HP Inc.	71,463		1,920,211
Juniper Networks Inc.	24,841		793,918
Keysight Technologies Inc.	14,668	[a]	2,509,255
Motorola Solutions Inc.	13,132		3,384,248
NetApp Inc.	18,260		1,096,696
Seagate Technology Holdings PLC	15,925		837,814
TE Connectivity Ltd.	25,585		2,937,158
Teledyne Technologies Inc.	3,644	[a]	1,457,272
Trimble Inc.	19,996	[a]	1,010,998
Western Digital Corp.	23,826	[a]	751,710
Zebra Technologies Corp., Cl. A	4,251	[a]	1,089,999
			200,534,462
Telecommunication Services - 1.2%
AT&T Inc.	568,274		10,461,924
Lumen Technologies Inc.	77,089		402,405
T-Mobile US Inc.	47,906	[a]	6,706,840
Verizon Communications Inc.	334,355		13,173,587
			30,744,756
Transportation - 1.7%
Alaska Air Group Inc.	9,367	[a]	402,219
American Airlines Group Inc.	50,066	[a]	636,840
C.H. Robinson Worldwide Inc.	9,622		880,990
CSX Corp.	167,957		5,203,308

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Transportation - 1.7% (continued)
Delta Air Lines Inc.	50,184	[a]	1,649,046
Expeditors International of Washington Inc.	12,646		1,314,172
FedEx Corp.	19,092		3,306,734
J.B. Hunt Transport Services Inc.	6,542		1,140,663
Norfolk Southern Corp.	18,559		4,573,309
Old Dominion Freight Line Inc.	7,198		2,042,648
Southwest Airlines Co.	46,719		1,573,029
Union Pacific Corp.	49,010		10,148,501
United Airlines Holdings Inc.	25,858	[a]	974,847
United Parcel Service Inc., Cl. B	57,896		10,064,641
			43,910,947
Utilities - 3.2%
Alliant Energy Corp.	19,357		1,068,700
Ameren Corp.	20,446		1,818,058
American Electric Power Co.	40,671		3,861,711
American Water Works Co.	14,438		2,200,640
Atmos Energy Corp.	10,784		1,208,563
CenterPoint Energy Inc.	50,093		1,502,289
CMS Energy Corp.	22,562		1,428,851
Consolidated Edison Inc.	28,221		2,689,744
Constellation Energy Corp.	26,012		2,242,495
Dominion Energy Inc.	66,228		4,061,101
DTE Energy Co.	15,909		1,869,785
Duke Energy Corp.	61,973		6,382,599
Edison International	30,410		1,934,684
Entergy Corp.	15,698		1,766,025
Evergy Inc.	17,768		1,118,140
Eversource Energy	27,127		2,274,328
Exelon Corp.	78,029		3,373,194
FirstEnergy Corp.	44,412		1,862,639
NextEra Energy Inc.	159,125		13,302,850
NiSource Inc.	30,322		831,429
NRG Energy Inc.	18,788		597,834
PG&E Corp.	128,898	[a,b]	2,095,881
Pinnacle West Capital Corp.	9,773		743,139
PPL Corp.	59,144		1,728,188
Public Service Enterprise Group Inc.	40,233		2,465,076
Sempra Energy	25,022		3,866,900
The AES Corp.	52,964		1,523,245
The Southern Company	87,598		6,255,373
WEC Energy Group Inc.	24,899		2,334,530

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Utilities - 3.2% (continued)
Xcel Energy Inc.		44,293		3,105,382
				81,513,373
Total Common Stocks (cost $713,517,129)				2,562,789,024
	1-Day Yield (%)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,041,446)	4.37	25,041,446	[d]	25,041,446

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $684,394)	4.37	684,394	[d]	684,394
Total Investments (cost $739,242,969)		99.9%		2,588,514,864
Cash and Receivables (Net)		.1%		2,650,715
Net Assets		100.0%		2,591,165,579

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2022, the value of the fund’s securities on loan was $34,681,274 and the value of the collateral was $35,456,607, consisting of cash collateral of $684,394 and U.S. Government & Agency securities valued at $34,772,213. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.5
Health Care	15.6
Financials	11.5
Consumer Discretionary	9.7
Industrials	8.6
Communication Services	7.2
Consumer Staples	7.1
Energy	5.2
Utilities	3.1
Materials	2.7
Real Estate	2.7
Investment Companies	1.0
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 12/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	13,913,417	381,532,302	(370,404,273)	25,041,446	340,031
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	298,650	32,972,496	(32,586,752)	684,394	53,090	††
Total - 1.0%	14,212,067	414,504,798	(402,991,025)	25,725,840	393,121

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	145	3/17/2023	28,595,959	27,992,250	(603,709)
Gross Unrealized Depreciation				(603,709)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,681,274)—Note 1(c):
Unaffiliated issuers	713,517,129	2,562,789,024
Affiliated issuers	25,725,840	25,725,840
Dividends and securities lending income receivable		2,318,856
Cash collateral held by broker—Note 4		1,600,000
Receivable for shares of Common Stock subscribed		757,611
Prepaid expenses		12,310
		2,593,203,641
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		569,840
Cash overdraft due to Custodian		160,003
Liability for securities on loan—Note 1(c)		684,394
Payable for shares of Common Stock redeemed		354,646
Payable for futures variation margin—Note 4		72,533
Directors’ fees and expenses payable		25,603
Other accrued expenses		171,043
		2,038,062
Net Assets ($)		2,591,165,579
Composition of Net Assets ($):
Paid-in capital		661,928,697
Total distributable earnings (loss)		1,929,236,882
Net Assets ($)		2,591,165,579

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	2,540,044,972	51,120,607
Shares Outstanding	43,936,503	881,896
Net Asset Value Per Share ($)	57.81	57.97

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $10,882 foreign taxes withheld at source):
Unaffiliated issuers	44,929,713
Affiliated issuers	340,031
Income from securities lending—Note 1(c)	53,090
Total Income	45,322,834
Expenses:
Management fee—Note 3(a)	6,878,632
Directors’ fees and expenses—Note 3(d)	195,243
Distribution fees—Note 3(b)	142,295
Professional fees	87,220
Loan commitment fees—Note 2	45,048
Prospectus and shareholders’ reports	44,349
Chief Compliance Officer fees—Note 3(c)	17,082
Shareholder servicing costs—Note 3(c)	11,494
Interest expense—Note 2	2,182
Miscellaneous	147,135
Total Expenses	7,570,680
Less—reduction in fees due to earnings credits—Note 3(c)	(154)
Net Expenses	7,570,526
Net Investment Income	37,752,308
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	106,710,156
Net realized gain (loss) on futures	(3,422,181)
Net Realized Gain (Loss)	103,287,975
Net change in unrealized appreciation (depreciation) on investments	(739,923,095)
Net change in unrealized appreciation (depreciation) on futures	(891,340)
Net Change in Unrealized Appreciation (Depreciation)	(740,814,435)
Net Realized and Unrealized Gain (Loss) on Investments	(637,526,460)
Net (Decrease) in Net Assets Resulting from Operations	(599,774,152)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2022	2021
Operations ($):
Net investment income	37,752,308	35,960,689
Net realized gain (loss) on investments	103,287,975	244,929,759
Net change in unrealized appreciation (depreciation) on investments	(740,814,435)	515,035,577
Net Increase (Decrease) in Net Assets Resulting from Operations	(599,774,152)	795,926,025
Distributions ($):
Distributions to shareholders:
Initial Shares	(272,332,432)	(165,835,297)
Service Shares	(5,530,339)	(10,649,916)
Total Distributions	(277,862,771)	(176,485,213)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	401,040,791	361,901,511
Service Shares	3,140,416	1,664,847
Distributions reinvested:
Initial Shares	272,332,432	165,835,297
Service Shares	5,530,339	10,649,916
Cost of shares redeemed:
Initial Shares	(546,336,348)	(555,803,244)
Service Shares	(8,399,685)	(176,299,575)
Increase (Decrease) in Net Assets from Capital Stock Transactions	127,307,945	(192,051,248)
Total Increase (Decrease) in Net Assets	(750,328,978)	427,389,564
Net Assets ($):
Beginning of Period	3,341,494,557	2,914,104,993
End of Period	2,591,165,579	3,341,494,557
Capital Share Transactions (Shares):
Initial Shares
Shares sold	6,250,717	5,234,761
Shares issued for distributions reinvested	4,077,795	2,513,684
Shares redeemed	(8,450,366)	(7,986,642)
Net Increase (Decrease) in Shares Outstanding	1,878,146	(238,197)
Service Shares
Shares sold	47,117	23,886
Shares issued for distributions reinvested	82,290	162,645
Shares redeemed	(129,507)	(2,346,881)
Net Increase (Decrease) in Shares Outstanding	(100)	(2,160,350)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	77.81	64.27	59.95	48.98	53.48
Investment Operations:
Net investment income[a]	.85	.80	.88	.96	.89
Net realized and unrealized gain (loss) on investments	(14.27)	16.71	8.01	13.79	(3.27)
Total from Investment Operations	(13.42)	17.51	8.89	14.75	(2.38)
Distributions:
Dividends from net investment income	(.85)	(.81)	(.90)	(.95)	(.90)
Dividends from net realized gain on investments	(5.73)	(3.16)	(3.67)	(2.83)	(1.22)
Total Distributions	(6.58)	(3.97)	(4.57)	(3.78)	(2.12)
Net asset value, end of period	57.81	77.81	64.27	59.95	48.98
Total Return (%)	(18.31)	28.40	18.01	31.18	(4.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.27	.27	.27
Ratio of total expenses to average net assets	.26	.26	.27	.27	.27
Ratio of net investment income to average net assets	1.35	1.14	1.57	1.75	1.65
Portfolio Turnover Rate	1.85	3.62	3.58	2.94	3.69
Net Assets, end of period ($ x 1,000)	2,540,045	3,272,702	2,718,274	2,447,498	2,089,485

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	78.00	64.37	60.03	49.05	53.54
Investment Operations:
Net investment income[a]	.69	.63	.74	.82	.76
Net realized and unrealized gain (loss) on investments	(14.30)	16.75	8.02	13.80	(3.27)
Total from Investment Operations	(13.61)	17.38	8.76	14.62	(2.51)
Distributions:
Dividends from net investment income	(.69)	(.59)	(.75)	(.81)	(.76)
Dividends from net realized gain on investments	(5.73)	(3.16)	(3.67)	(2.83)	(1.22)
Total Distributions	(6.42)	(3.75)	(4.42)	(3.64)	(1.98)
Net asset value, end of period	57.97	78.00	64.37	60.03	49.05
Total Return (%)	(18.52)	28.11	17.71	30.84	(4.85)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.52	.52	.52
Ratio of total expenses to average net assets	.51	.51	.52	.52	.52
Ratio of net investment income to average net assets	1.10	.89	1.32	1.50	1.40
Portfolio Turnover Rate	1.85	3.62	3.58	2.94	3.69
Net Assets, end of period ($ x 1,000)	51,121	68,792	195,831	194,109	172,424

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Stock Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, which serves as the fund’s index manager (the “Index Manager”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,562,789,024	-	-	2,562,789,024
Investment Companies	25,725,840	-	-	25,725,840
Liabilities ($)
Other Financial Instruments:
Futures††	(603,709)	-	-	(603,709)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2022, BNY Mellon earned $7,238 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,020,552, undistributed capital gains $101,969,255 and unrealized appreciation $1,825,247,075.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows: ordinary income $42,112,124 and $35,819,844, and long-term capital gains $235,750,647 and $140,665,369, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2022 was approximately $78,082 with a related weighted average annualized rate of 2.79%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), the Adviser has agreed to pay the Index Manager a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the Index Manager pays The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2022, Service shares were charged $142,295 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of ..25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2022, Initial shares were charged 10,287 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For

NOTES TO FINANCIAL STATEMENTS (continued)

financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the Custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2022, the fund was charged $1,391 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $154.

During the period ended December 31, 2022, the fund was charged $17,082 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $549,265, Distribution Plan fees of $11,107, Shareholder Services Plan fees of $1,000, Chief Compliance Officer fees of $4,082 and Transfer Agent fees of $4,386.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2022, amounted to $52,017,520 and $181,616,389, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended December 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2022:

Average Market Value ($)
Equity futures	26,415,648

At December 31, 2022, the cost of investments for federal income tax purposes was $763,267,789; accordingly, accumulated net unrealized appreciation on investments was $1,825,247,075, consisting of $1,910,985,836 gross unrealized appreciation and $85,738,761 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Stock Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Stock Index Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2022 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund hereby reports $.1098 per share as a short-term capital gain distribution and $5.6177 per share as a long-term capital gain distribution paid on March 31, 2022.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Peggy C. Davis (79)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 32

———————

Gina D. France (64)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Robin A. Melvin (59)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Michael D. DiLecce (60)
Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 54 investment companies (comprised of 112 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Stock Index Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Index Manager

Mellon Investments Corporation

BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0763AR1222

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2021 and $35,550 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,080 in 2021 and $7,737 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2021 and $4,763 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $2,737 in 2021 and $3,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $80 in 2021 and $46 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,095,435 in 2021 and $1,803,830 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Index Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 8, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)